Debt - Schedule of principal payments on outstanding debt obligations (Details) - Outstanding Debt Obligations Excluding Accrued Interest And Convertibe Notes [Member] $ in Thousands	Dec. 31, 2022 USD ($)
Schedule Of Maturities Of Long Term Debt [Line Items]
2023	$ 148
2024	105
2025	25,049
2026	49
2027	49
Thereafter	97
Total	$ 25,497